SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                          Under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                                   ResMed Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-26038               98-0152841
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 (State or Other Jurisdiction       (Commission         (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)

                             14040 Danielson Street
                          Poway, California 92064-6857
                    (Address of Principal Executive Offices)

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                                 (858) 746-2400
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

Exhibits:        Description of Document
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  99.1           Press Release dated August 5, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

      On August 5, 2003, we issued the press release attached as Exhibit 99.1. It is incorporated into this report by reference. The press release describes the results of our operations for the quarter and twelve months ended June 30, 2003.

      We are furnishing the information in this report, not "filing" it for purposes of Section 18 of the Securities Exchange Act of 1934. And we are not incorporating it by reference into any filings we've made before, or may make later, even though those filings may contain general incorporation language.


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                                   SIGNATURES

      We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: August 5, 2003                            RESMED INC.
                                                (registrant)

                                                By: /s/ Adrian M. Smith
                                                    ---------------------------
                                                Name: Adrian M. Smith
                                                Its: Vice President Finance and
                                                Chief Financial Officer


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EXHIBIT INDEX

Exhibits:        Description of Document
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  99.1           Press Release dated August 5, 2003.